Valued Advisers Trust

LS Opportunity Fund

Supplement to the Prospectus

dated September 28, 2012

Supplement dated February 4, 2013

The Board of Trustees (“Board”) of the Valued Advisers Trust (the “Trust”) has approved a change to the expense limitation arrangements currently in place for the Fund, which will be effective immediately.

LOWER EXPENSE LIMITATION

Effective February 4, 2013, the Fund’s adviser contractually has agreed to lower the Fund’s expense cap from 2.50% to 1.95% and extend the term of the expense limitation agreement such that the new contractual agreement is in effect through September 30, 2014. Accordingly, the section of the Fund’s prospectus dated September 28, 2012 labeled “SUMMARY SECTION – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)		2.00%
Fee for Redemptions Paid by Wire		$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.75%
Distribution and Service (12b-1) Fees		0.00%
Other Expenses		1.32%
Interest and Dividend Expenses	0.66%
Other Expenses	0.66%

Acquired Fund Fees and Expenses		0.00%

Total Annual Fund Operating Expenses		3.07%

Expenses Waived and/or Reimbursed[1]		(1.11)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		1.96%

1.	Effective February 4, 2013, the Adviser has agreed to amend its existing expense limitation agreement. Under the terms of the amended expense limitation agreement, the Adviser will waive its fees and/or reimburse other expenses of the Fund until September 30, 2014, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to February 4, 2013, the expense cap was 2.50%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Fund.

SUB-ADVISOR’S PRIOR PERFORMANCE

The information below is hereby added as Appendix A to the Fund’s prospectus dated September 28, 2012.

APPENDIX A

SUB-ADVISOR’S PRIOR PERFORMANCE

The data below is provided to illustrate the past performance of the Fund’s Sub-Advisor in managing equity accounts utilizing strategies that are substantially similar to those that will be utilized by the Fund. This prior performance of the Sub-Advisor does not represent the performance of the Fund, nor should it be considered a substitute for the Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The Independence Capital Asset Partners Composite (the “Composite”) represents the accounts in the Composite that have investment objectives, policies and strategies that are substantially similar. As of May 31, 2012 the Composite consisted of 6 advisory accounts. In certain cases, the calculation methodologies utilized to create the Composite may be different from the standard SEC formula used by mutual funds for presenting their performance returns. The methodology to calculate the returns of the accounts represented in the Composite is that performance is calculated monthly. The monthly calculations are based on the change in market value of the portfolio from the close of business in the prior month, and they reflect the deduction of management fees, incentive allocation and other expenses and include gross dividends and other income reinvested in the portfolios. The Composite reflects performance for a typical investor in the portfolio who invested at the beginning of the period and remained invested throughout the period. The performance for an individual investor may vary based upon the investor’s eligibility to participate in new issues. Advisory fees are deducted monthly and over time will reduce the net return on a compounded basis.

The private accounts represented by the Composite are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were different than the anticipated operating expenses of the Fund, and, accordingly, to the extent those expenses are lower than those anticipated by the Fund, they would have less of an adverse effect on the performance results of the Composite.

	Cumulative Return Since Inception	Annualized Return Since Inception	Standard Deviation	Max Drawdown	Beta	Correlation	R-Squared	Sharpe Ratio
ICAP	68.0%	7.2%	12.0%	-23.7%	0.41	0.55	0.30	0.60
S&P 500	30.3%	3.6%	16.2%	-50.9%	1.00	1.00	1.00	0.22

		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
ICAP	2012	1.46%	3.97%	-1.56%	-1.95%	-2.22%								-0.44%
S&P 500	2012	4.48%	4.32%	3.29%	-0.63%	-6.01%								5.15%
ICAP	2011	-1.93%	2.82%	-0.19%	3.41%	-1.27%	-1.97%	-0.56%	-6.24%	-3.27%	1.61%	-1.48%	-0.65%	-9.66%
S&P 500	2011	2.37%	3.43%	0.04%	2.96%	-1.13%	-1.67%	-2.03%	-5.43%	-7.03%	10.93%	-0.22%	1.02%	2.11%
ICAP	2010	-3.04%	3.71%	2.98%	2.24%	-7.37%	2.48%	-0.47%	2.10%	3.40%	2.67%	0.82%	4.21%	13.90%
S&P 500	2010	-3.60%	3.10%	6.03%	1.58%	-7.99%	-5.23%	7.01%	-4.51%	8.92%	3.81%	0.01%	6.68%	15.06%
ICAP	2009	-2.08%	0.55%	1.51%	5.09%	6.35%	-3.03%	5.76%	6.08%	0.82%	-5.44%	2.85%	5.24%	25.40%
S&P 500	2009	-8.43%	-10.65%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	-1.86%	6.00%	1.93%	26.46%
ICAP	2008	-6.63%	3.17%	-4.38%	1.43%	4.07%	2.09%	-5.71%	-3.22%	-9.96%	-0.19%	-2.44%	-1.93%	-22.13%
S&P 500	2008	-6.00%	-3.25%	-0.43%	4.87%	1.30%	-8.43%	-0.84%	1.45%	-8.91%	-16.79%	-7.18%	1.06%	-37.00%
ICAP	2007	2.33%	-0.56%	4.09%	2.36%	5.18%	0.94%	1.72%	-1.04%	4.55%	2.77%	-3.89%	4.09%	24.55%
S&P 500	2007	1.51%	-1.96%	1.12%	4.43%	3.49%	-1.66%	-3.10%	1.50%	3.74%	1.59%	-4.18%	-0.69%	5.49%
ICAP	2006	9.65%	-1.73%	3.20%	2.23%	-1.32%	-0.63%	-1.28%	2.02%	-0.68%	2.92%	2.79%	-1.31%	16.41%
S&P 500	2006	2.65%	0.27%	1.24%	1.34%	-2.88%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
ICAP	2005	-0.84%	6.19%	-2.77%	-2.11%	3.97%	2.04%	3.08%	-0.82%	3.30%	-3.26%	2.46%	0.93%	12.33%
S&P 500	2005	-2.44%	2.10%	-1.77%	-1.90%	3.13%	0.14%	3.72%	-0.91%	0.81%	-1.67%	3.78%	0.03%	4.91%

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.